UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21129

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                Pasadena, CA 91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                 Pasadena, CA 91101

(Name and address of agent for service)

Registrant’s telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: August 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

FLAHERTY & CRUMRINE/CLAYMORE PREFERRED SECURITIES INCOME FUND

To the Shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income Fund:

Your Fund continues to benefit from strong markets, active management, and efficient use of leverage. During the third fiscal quarter1, total return on net asset value2 was +8.4%. Since the fiscal year began on December 1, 2011, total return on NAV was an eye-popping +23.7%. Total return based on market price of Fund shares for the comparable periods was +8.7% and +22.5% respectively.

Conditions in the preferred market have been, and remain, positive. Redemptions of securities have significantly outpaced new issues, leaving many investors scrambling to find replacements. In addition, it appears that fixed-income investors are increasingly turning to preferred securities, attracted to relatively high yields.

Since June 1, redemptions of preferred securities totaled roughly $44 billion. Redemptions of trust preferred securities issued by U.S. banks accounted for almost $34 billion. As discussed in the past, over the coming years certain important regulatory benefits of trust preferreds available to banks will be phased out as a result of Dodd-Frank reform legislation. Changes in regulatory treatment of preferred securities and historically low current interest rates made many older issues ripe for redemption.

New issue activity has been robust, but the amount of new issuance, almost $29 billion since June 1, has fallen well short of redemptions. Of this amount, only $6.5 billion was issued by U.S. banks in the new form of qualifying Tier 1 capital. This is largely as expected—most banks have chosen to build up capital by retaining earnings and issuing common stock. The balance of new issues came from a variety of industries, including insurance ($3.6b), other finance ($5.5b), REIT ($5.7b), foreign banks ($2.0b) and miscellaneous industrials and energy ($5.7b).

Fundamental credit quality has improved steadily since the financial crisis, despite sluggish economic growth. As preferred investors, we focus primarily on an issuer’s balance sheet to ensure the company’s ability to meet its obligations. From our perspective, corporate balance sheets are healthier now than at any time in recent memory. Of course, not all companies are thriving. The ongoing European crisis has strained issuers in that region. However, our approach of owning preferred securities issued by strong, diversified European companies paid off recently—this segment of the portfolio (14% as of August 31st) was the Fund’s top performer during the quarter.

Leverage is an essential component of Fund strategy. We expect the cost of leverage to be below the yield on the Fund’s investment portfolio, providing a boost to income available to shareholders. In addition, leverage magnifies the principal change of securities in the portfolio. With leverage, if total return (the sum of income plus principal change) on portfolio holdings is positive (negative), total return on net asset value of the Fund will be even higher (lower) than an unleveraged portfolio. The Fund’s leverage has worked exactly as expected and helped produce this year’s excellent returns.

While we welcome strong performance for the Fund, shareholders should understand that the decline in preferred securities’ yields in the years since the financial crisis, if they persist, will put downward pressure on Fund income over time. The Fund continues to have holdings in bank trust preferred securities that will likely be redeemed (approximately 8.5% of its total net assets as of August 31, 2012) and which have a

[1]	June 1, 2012—August 31, 2012
[2]	Following the methodology required by the SEC, total return includes income and principal change, plus the impact of the Fund’s leverage and expenses.

weighted average current yield of approximately 8.37% as of August 31, 2012. New issue preferred securities have been coming at yields in the range of 5.20-6.25%. We are working hard to reinvest proceeds from called issues into attractive securities, but in most cases, yields on those securities are lower than the called securities.

On the flip side, the Fund’s cost of leverage has remained low, as the Federal Reserve has increased its monetary accommodation. In addition, the Fund increased its dollar amount of leverage as preferred securities’ values increased while its percentage amount of leverage remained at around 33% as of August 31, 2012. Both have helped support the Fund’s distributable income per common share. However, leverage costs cannot drop much further. At some point, the lower yield on preferred securities—again, if they persist—will reduce Fund income. While the distribution rate probably will be lower at some point in the future, we believe preferred securities offer attractive total return potential and the Fund will continue to offer a competitive distribution rate.

As always, we encourage you to visit the Fund’s website www.fcclaymore.com for a more in-depth discussion of conditions in both preferred markets and the broader economy.

Sincerely,

Donald F. Crumrine Chairman	Robert M. Ettinger President

October 5, 2012

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OVERVIEW

August 31, 2012 (Unaudited)

Fund Statistics

Net Asset Value	$18.35

Market Price	$19.50

Premium	6.27%

Yield on Market Price	8.37%

Common Stock Shares Outstanding	43,225,361

Moody’s Ratings	% of Net Assets†

A	2.2%

BBB	62.9%

BB	27.2%

Below “BB”	3.9%

Not Rated*	2.4%

Below Investment Grade**	19.1%

*	Does not include net other assets and liabilities of 1.4%.
**	Below investment grade by all of Moody’s, S&P and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Liberty Mutual Group	5.6%

Banco Santander, S.A.	4.7%

MetLife	4.0%

Capital One Financial	3.9%

HSBC PLC	3.7%

Goldman Sachs Group	3.2%

Dominion Resources	3.1%

XL Group PLC	2.8%

Axis Capital	2.7%

Enbridge Energy Partners	2.7%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	36%

Holdings Generating Income Eligible for the Corporate Dividend Received Deduction (DRD)	20%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 87.0%
	Banking — 34.0%
	Astoria Financial:
$17,750,000	Astoria Capital Trust I, 9.75% 11/01/29, Series B	$18,417,045	(1)(2)
	Banco Bilbao Vizcaya Argentaria, S.A.:
$8,490,000	BBVA International Preferred, 5.919%	5,634,686	**(1)(2)(3)
	Banco Santander, S.A.:
2,046,320	Banco Santander, 10.50% Pfd., Series 10	56,018,010	**(1)(3)
	Bank of America:
581,966	Bank of America Corporation, 8.625% Pfd.	15,003,840	*(1)
15,000	Countrywide Capital IV, 6.75% Pfd. 04/01/33	375,773
129,025	Countrywide Capital V, 7.00% Pfd. 11/01/36	3,234,979
$3,144,000	NB Capital Trust II, 7.83% 12/15/26	3,163,650
	Barclays Bank PLC:
$14,750,000	Barclays Bank PLC, 6.278%	12,491,406	**(1)(2)(3)
23,000	Barclays Bank PLC, 7.75% Pfd., Series 4	581,210	**(3)
510,000	Barclays Bank PLC, 8.125% Pfd., Series 5	13,040,700	**(1)(3)
	BB&T Corp:
468,750	BB&T Corporation, 5.625% Pfd., Series E	12,009,375	*(1)(2)
	BNP Paribas:
$13,500,000	BNP Paribas, 7.195%, 144A****	12,386,250	**(1)(2)(3)
	Capital One Financial:
$37,990,000	Capital One Capital III, 7.686% 08/15/36	38,512,362	(1)(2)
$2,362,000	Capital One Capital V, 10.25% 08/15/39	2,444,670
$5,350,000	Capital One Capital VI, 8.875% 05/15/40	5,501,175	(1)(2)
	Citigroup:
42,000	Citigroup Capital VII, 7.125% Pfd. 07/31/31	1,060,500
341,100	Citigroup Capital XIII, 7.875% Pfd. 10/30/40	9,412,245	(1)(2)
	Colonial BancGroup:
$35,100,000	Colonial BancGroup, 7.114%, 144A****	70,200	(4)(5)††
	FBOP Corp:
28,800	FBOP Corporation, Adj. Rate Pfd., 144A****	14,400	*(4)(5)†
	Fifth Third Bancorp:
$8,785,000	Fifth Third Capital Trust IV, 6.50% 04/15/37	8,817,944	(1)(2)
	First Horizon:
14,500	First Tennessee Bank, Adj. Rate Pfd., 3.75%(6), 144A****	10,480,781	*
8	FT Real Estate Securities Company, 9.50% Pfd., 144A****	7,640,000
	First Niagara Financial Group:
642,800	First Niagara Financial Group, Inc., 8.625% Pfd.	19,194,972	*

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	Goldman Sachs Group:
$6,225,000	Goldman Sachs, Capital I, 6.345% 02/15/34	$6,205,180	(1)(2)
	HSBC PLC:
$7,000,000	HSBC Capital Funding LP, 10.176%, 144A****	9,450,000	(1)(2)(3)
714,400	HSBC Holdings PLC, 8.00% Pfd., Series 2	19,847,104	**(1)(3)
$850,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	862,750
$580,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	586,139	(1)
361,426	HSBC USA, Inc., 6.50% Pfd., Series H	9,304,009	*(1)
	ING Groep NV:
70,800	ING Groep NV, 7.05% Pfd.	1,755,946	**(3)
49,200	ING Groep NV, 7.20% Pfd.	1,223,186	**(3)
28,025	ING Groep NV, 7.375% Pfd.	700,345	**(3)
	JPMorgan Chase:
$9,360,000	JPMorgan Chase & Company, 7.90%, Series 1	10,507,555	*
	KeyCorp:
5,000	KeyCorp, 7.75% Pfd., Series A	588,750	*
	Lloyds Banking Group PLC:
$17,800,000	Lloyds Banking Group PLC, 6.657%, 144A****	13,394,500	**(3)
	M&T Bank Corp:
750	M&T Bank Corporation, 5.00% Pfd., Series C	759,375	*
	PNC Financial Services:
$9,265,000	National City Preferred Capital Trust I, 12.00%	9,493,429
54,905	PNC Financial Services, 6.125% Pfd., Series P	1,523,202	*(1)
164,520	PNC Financial Services, 9.875% Pfd., Series L	4,384,869	*(1)
$2,500,000	PNC Preferred Funding Trust III, 8.70%, 144A****	2,550,300	(1)(2)
	Regions Financial:
60	Union Planters Preferred Funding, 7.75% Pfd., Series A, 144A****	5,731,875
	Sovereign Bancorp:
8,641	Sovereign REIT, 12.00% Pfd., Series A, 144A****	9,665,961
	Wells Fargo:
15,518	Wells Fargo & Company, 7.50% Pfd., Series L	18,547,890	*(1)
100,000	Wells Fargo & Company, 8.00% Pfd., Series J	2,999,250	*(1)
	Zions Bancorporation:
511,489	Zions Bancorporation, 7.90% Pfd., Series F	14,030,143	*
150,000	Zions Bancorporation, 9.50% Pfd., Series C	3,949,500	*

		403,567,431

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Financial Services — 1.7%
	Ameriprise Financial:
$1,340,000	Ameriprise Financial, Inc., 7.518% 06/01/66	$1,487,400	(1)(2)
	AMMC CLO V Ltd.:
7,000,000	AMMC CLO V Ltd., Preference Shares, Pvt.	2,380,000	(4)(5)
	Credit Suisse Group:
$6,730,000	Claudius, Ltd. - Credit Suisse AG, 7.875%, Series B, 144A****	7,074,913	(3)
	Gulf Stream-Compass CLO:
$7,000,000	Gulf Stream-Compass CLO 2005 Composite Notes, 144A****	5,072,760	(4)(5)
	HSBC PLC:
147,500	HSBC Finance Corporation, 6.36% Pfd., Series B	3,702,619	*(1)

		19,717,692

	Insurance — 23.9%
	Ace Ltd.:
$4,566,000	Ace Capital Trust II, 9.70% 04/01/30	6,529,380	(1)(2)(3)
	Aon Corporation:
$953,000	AON Corp, 8.205% 01/01/27	1,159,621	(1)(2)
	Arch Capital Group:
370,550	Arch Capital Group, Ltd., 6.75% Pfd., Series C	10,191,051	**(1)(2)(3)
	AXA SA:
$8,505,000	AXA SA, 6.379%, 144A****	7,324,931	**(1)(2)(3)
	Axis Capital:
1,142,400	Axis Capital Holdings, 6.875% Pfd., Series C	31,451,757	**(1)(2)(3)
25,714	Axis Capital Holdings, 7.25% Pfd., Series A	664,514	**(3)
	Delphi Financial:
560,250	Delphi Financial Group, 7.376% Pfd. 05/15/37	13,936,219	(1)(2)
	Everest Re Group:
$20,919,000	Everest Re Holdings, 6.60% 05/15/37	21,023,595	(1)(2)
	GWL&A Financial:
$4,650,000	Great West Life & Annuity Insurance, 7.153% 05/16/46, 144A****	4,777,875	(1)(2)
	Liberty Mutual Group:
$35,418,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	50,027,925	(1)
	Lincoln National Corp:
$2,065,000	Lincoln National Corporation, 7.00% 05/17/66	2,075,325
	MetLife:
$14,712,000	MetLife, Inc., 10.75% 08/01/39	21,589,860	(1)(2)
$3,472,000	MetLife Capital Trust IV, 7.875% 12/15/37, 144A****	4,079,600	(1)(2)
$17,240,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	22,067,200	(1)(2)

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — (Continued)
	PartnerRe Ltd.:
39,000	PartnerRe Ltd., 7.250% Pfd., Series E	$1,087,320	**(3)
	Principal Financial:
77,000	Principal Financial Group, 5.563% Pfd., Series A	7,500,285	*(1)
357,169	Principal Financial Group, 6.518% Pfd., Series B	9,755,178	*(1)
	RenaissanceRe Holdings:
24,684	RenaissanceRe Holdings Ltd., 6.60% Pfd., Series D	627,467	**(1)(3)
	StanCorp Financial Group:
$8,755,000	StanCorp Financial Group, 6.90% 06/01/67	8,492,350	(1)(2)
	The Travelers Companies:
$7,425,000	USF&G Capital, 8.312% 07/01/46, 144A****	9,265,531	(1)(2)
$13,000,000	USF&G Capital I, 8.50% 12/15/45, 144A****	16,538,964	(1)(2)
	Unum Group:
37,000	Corts Provident Financing Trust I, 8.50% Pfd.	1,060,513	(1)(2)
	XL Group PLC:
$35,850,000	XL Capital Ltd., 6.50%, Series E	32,847,563	(1)(3)

		284,074,024

	Utilities — 20.1%
	Alabama Power:
56,025	Alabama Power Company, 6.45% Pfd.	1,631,728	*(1)
	Baltimore Gas & Electric:
10,000	Baltimore Gas & Electric Company, 6.70% Pfd., Series 1993	1,019,375	*(1)
15,000	Baltimore Gas & Electric Company, 7.125% Pfd., Series 1993	1,535,157	*
	Commonwealth Edison:
$15,828,000	COMED Financing III, 6.35% 03/15/33	15,986,280	(1)
	Constellation Energy:
146,100	Constellation Energy Group, 8.625% Pfd. 06/15/63, Series A	3,899,409	(1)(2)
	Dominion Resources:
$19,675,000	Dominion Resources Capital Trust I, 7.83% 12/01/27	19,968,118	(1)(2)
$15,262,000	Dominion Resources, Inc., 7.50% 06/30/66	16,515,758	(1)(2)
	Entergy Arkansas:
294,975	Entergy Arkansas, Inc., 6.45% Pfd.	7,567,967	*(1)
	Entergy Louisiana:
108,000	Entergy Louisiana, Inc., 6.95% Pfd.	10,813,500	*(1)
	Georgia Power:
164,400	Georgia Power Company, 6.50% Pfd., Series 2007A	18,577,200	*(1)

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — (Continued)
	Indianapolis Power & Light:
98,800	Indianapolis Power & Light Company, 5.65% Pfd.	$10,062,167	*
	Interstate Power & Light:
343,606	Interstate Power & Light Company, 8.375% Pfd., Series B	9,470,640	*(1)
	Nextera Energy:
$20,470,000	FPL Group Capital, Inc., 6.65% 06/15/67	21,745,997	(1)(2)
$4,000,000	FPL Group Capital, Inc., 7.30% 09/01/67, Series D	4,329,528	(1)(2)
	Peco Energy:
$2,386,000	PECO Energy Capital Trust III, 7.38% 04/06/28, Series D	2,472,774	(1)(2)
$22,900,000	PECO Energy Capital Trust IV, 5.75% 06/15/33	21,750,031	(1)(2)
	PPL Corp:
$17,680,000	PPL Capital Funding, 6.70% 03/30/67, Series A	18,161,798	(1)
	Puget Energy:
$28,015,000	Puget Sound Energy, Inc., 6.974% 06/01/67	29,875,784	(1)
	Southern California Edison:
42,900	Southern California Edison, 6.00% Pfd., Series C	4,332,900	*(1)
182,850	Southern California Edison, 6.50% Pfd., Series D	19,502,104	*(1)

		239,218,215

	Energy — 4.7%
	Enbridge Energy Partners:
$28,500,000	Enbridge Energy Partners LP, 8.05% 10/01/37	31,882,209	(1)
	Enterprise Products Partners:
$365,000	Enterprise Products Partners, 7.00% 06/01/67	381,560	(1)
$21,396,000	Enterprise Products Partners, 8.375% 08/01/66, Series A	23,983,654	(1)(2)

		56,247,423

	Real Estate Investment Trust (REIT) — 0.1%
	PS Business Parks:
9,293	PS Business Parks, Inc., 6.70% Pfd., Series P	237,843	(1)(2)
25,000	PS Business Parks, Inc., 6.875% Pfd., Series R	680,000

		917,843

	Miscellaneous Industries — 2.5%
	Ocean Spray Cranberries:
105,400	Ocean Spray Cranberries, Inc., 6.25% Pfd., 144A****	9,413,538	*
	Stanley Black & Decker:
411,831	Stanley Black & Decker, Inc., 5.75% Pfd. 07/25/52	10,810,564	(1)(2)

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Miscellaneous Industries — (Continued)
	Textron, Inc.:
$11,700,000	Textron Financial Corporation, 6.00% 02/15/67, 144A****	$9,769,500

		29,993,602

	Total Preferred Securities (Cost $1,007,781,775)	1,033,736,230

Corporate Debt Securities — 11.2%
	Banking — 5.5%
	First Niagara Financial Group:
$1,200,000	First Niagara Financial Group, Inc., 7.25% 12/15/21, Sub Notes	1,390,864
	Goldman Sachs Group:
$30,570,000	Goldman Sachs Group, 6.75% 10/01/37, Sub Notes	31,926,605	(1)(2)
	Morgan Stanley:
$17,515,000	Morgan Stanley, 6.375% 07/24/42	17,803,314
	Regions Financial:
$13,952,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	14,579,840

		65,700,623

	Financial Services — 0.4%
	Affiliated Managers Group:
115,875	Affiliated Managers Group, Inc., 6.375% 08/15/42	2,962,055
	Lehman Brothers:
$4,726,012	Lehman Brothers, Guaranteed Note, Variable Rate, 5.843% 12/16/16, 144A****	563,813	(4)(5)††
	Raymond James Financial:
35,750	Raymond James Financial, 6.90% 03/15/42	983,894	(1)(2)

		4,509,762

	Insurance — 1.6%
	Liberty Mutual Group:
$15,750,000	Liberty Mutual Insurance, 7.697% 10/15/97, 144A****	16,498,991	(1)(2)
	Unum Group:
$2,500,000	UnumProvident Corporation, 7.25% 03/15/28	2,801,397	(1)(2)

		19,300,388

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
	Utilities — 2.1%
	Energy Transfer Equity:
$9,300,000	Southern Union Company, 7.60% 02/01/24	$11,531,340	(1)(2)
$10,812,000	Southern Union Company, 8.25% 11/15/29	13,611,010	(1)(2)

		25,142,350

	Energy — 1.2%
	Nexen, Inc.:
527,537	Nexen, Inc., 7.35% 11/01/43	13,526,840	(3)

		13,526,840

	Miscellaneous Industries — 0.4%
	Pulte Group Inc.:
58,240	Pulte Homes, Inc., 7.375% 06/01/46	1,497,438	(1)(2)
$3,550,000	Pulte Homes, Inc., 7.875% 06/15/32	3,532,250	(1)

		5,029,688

	Total Corporate Debt Securities (Cost $124,533,127)	133,209,651

Common Stock — 0.3%
	Banking — 0.2%
	CIT Group:
54,740	CIT Group, Inc.	2,066,982	*†

		2,066,982

	Utilities — 0.1%
	Exelon Corp:
44,930	Exelon Corporation	1,638,597	*

		1,638,597

	Insurance — 0.0%
	WMI Holdings Corporation:
240,577	WMI Holdings Corporation, 144A****	115,477	*†

		115,477

	Total Common Stock (Cost $24,935,332)	3,821,056

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2012 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.1%
	BlackRock Liquidity Funds:
1,381,735	T-Fund	$1,381,735

	Total Money Market Fund (Cost $1,381,735)	1,381,735

Total Investments (Cost $1,158,631,969***)	98.6%	1,172,148,672

Other Assets And Liabilities (Net)	1.4%	16,191,825

Total Managed Assets	100.0%‡	$1,188,340,497

Loan Principal Balance		(394,975,000)

Total Net Assets Available To Common Stock		$793,365,497

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2012, these securities amounted to $235,424,174 or 19.8% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $697,206,232 at August 31, 2012.
(2)	All or a portion of this security has been rehypothecated. The total value of such securities was $376,988,695 at August 31, 2012.
(3)	Foreign Issuer.
(4)	Illiquid.
(5)	Valued at fair value as determined in good faith by or under the direction of the Board of Directors as of August 31, 2012.
(6)	Represents the rate in effect as of the reporting date.
†	Non-income producing.
††	The issuer has filed for bankruptcy protection. As a result, the Fund may not be able to recover the principal invested and also does not expect to receive income on this security going forward.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
CLO	—	Collaterized Loan Obligation
Corts	—	Corporate-Backed Trust Securities
Pfd.	—	Preferred Securities
Pvt.	—	Private Placement Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK(1)

For the period from December 1, 2011 through August 31, 2012 (Unaudited)

Value
OPERATIONS:
Net investment income	$55,406,262
Net realized gain/(loss) on investments sold during the period	(7,298,170)
Change in net unrealized appreciation/depreciation of investments	110,572,388

Net increase in net assets resulting from operations	158,680,480

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(2)	(55,824,211)

Total Distributions to Common Stock Shareholders	(55,824,211)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	3,206,815

Net increase in net assets available to Common Stock resulting from Fund share transactions	3,206,815

NET INCREASE IN NET ASSETS AVAILABLE TO COMMON STOCK
FOR THE PERIOD	$106,063,084

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$687,302,413
Net increase in net assets during the period	106,063,084

End of period	$793,365,497

(1)

These tables summarize the nine months ended August 31, 2012 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2011.

(2)	May include income earned, but not paid out, in prior fiscal year.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS(1)

For the period from December 1, 2011 through August 31, 2012 (Unaudited)

For a Common Stock share outstanding throughout the period

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$15.97

INVESTMENT OPERATIONS:
Net investment income	1.28
Net realized and unrealized gain/(loss) on investments	2.39

Total from investment operations	3.67

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.29)

Total distributions to Common Stock Shareholders	(1.29)

Net asset value, end of period	$18.35

Market value, end of period	$19.50

Common Stock shares outstanding, end of period	43,225,361

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Net investment income†	9.89	%*
Operating expenses including interest expense	1.66	%*
Operating expenses excluding interest expense	1.02	%*

SUPPLEMENTAL DATA:††
Portfolio turnover rate	25	%**
Total managed assets, end of period (in 000’s)	$1,188,340
Ratio of operating expenses including interest expense to total managed assets	1.10	%*
Ratio of operating expenses excluding interest expense to total managed assets	0.68	%*

(1)

These tables summarize the nine months ended August 31, 2012 and should be read in conjunction with the Fund’s audited financial statements, including footnotes, in its Annual Report dated November 30, 2011.

*	Annualized.
**	Not annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Continued)

Per Share of Common Stock (Unaudited)

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price (1)
December 30, 2011	$0.2060	$16.24	$17.46	$16.59
January 31, 2012	0.1360	16.97	18.17	17.26
February 29, 2012	0.1360	17.33	18.78	17.84
March 30, 2012	0.1360	17.36	18.05	17.36
April 30, 2012	0.1360	17.44	18.32	17.44
May 31, 2012	0.1360	17.31	18.34	17.42
June 29, 2012	0.1360	17.54	18.69	17.76
July 31, 2012	0.1360	18.10	19.47	18.50
August 31, 2012	0.1360	18.35	19.50	18.53

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Aggregate Information for Federal Income Tax Purposes

At August 31, 2012, the aggregate cost of securities for federal income tax purposes was $1,159,402,524, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $113,785,734 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $101,039,586.

2.	Additional Accounting Standards

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of August 31, 2012 is as follows:

	Total Value at August 31, 2012	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$403,567,431	$316,048,863	$87,433,968	$84,600
Financial Services	19,717,692	3,702,619	8,562,313	7,452,760
Insurance	284,074,024	187,525,273	96,548,751	—
Utilities	239,218,215	74,123,130	165,095,085	—
Energy	56,247,423	55,865,863	381,560	—
Real Estate Investment Trust (REIT)	917,843	917,843	—	—
Miscellaneous Industries	29,993,602	10,810,564	19,183,038	—
Corporate Debt Securities	133,209,651	68,700,146	63,945,692	563,813
Common Stock
Banking	2,066,982	2,066,982	—	—
Insurance	115,477	115,477	—	—
Utilities	1,638,597	1,638,597	—	—
Money Market Fund	1,381,735	1,381,735	—	—

Total Investments	$1,172,148,672	$722,897,092	$441,150,407	$8,101,173

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

During the reporting period, there were no transfers into Level 1 from Level 2. During the reporting period, securities with an aggregate market value of $39,078,569 were transferred into Level 2 from Level 1. The securities were transferred because of a reduction in the amount of observable market data, resulting from: a decrease in market activity for the securities, reduced availability of quoted prices for the securities, or de-listing of securities from a national securities exchange that resulted in a material decrease in activity.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Preferred Securities
	Total Investments	Banking	Financial Services	Corporate Debt Securities
Balance as of 11/30/11	$8,457,073	$1,067,400	$6,489,840	$899,833
Accrued discounts/premiums	—	—	—	—
Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/(depreciation)	(355,900)	(982,800)	962,920	(336,020)
Purchases	—	—	—	—
Sales	—	—	—	—
Transfer in	—	—	—	—
Transfer out	—	—	—	—
Balance as of 8/31/12	$8,101,173	$84,600	$7,452,760	$563,813

For the nine months ended August 31, 2012 total change in unrealized gain/(loss) on Level 3 securities still held at period-end and included in the change in net assets was $(355,900).

Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The following table summarizes the valuation techniques used and unobservable inputs developed to determine the fair value of Level 3 investments:

Category	Fair Value at 8/31/12	Valuation Technique	Unobservable Input	Input Range (Wgt Avg)
Preferred Securities
Banking	$84,600	Bankruptcy recovery	Credit/Structure-specific recovery	0.00% - 0.50% (0.20%)

Financial Services	5,072,760 2,380,000	Trust Liquidation Value Trust Liquidation Value	Discount for marketability Discount for marketability	20 - 30% (25%) 25 - 35% (30%)

Corporate Debt Securities	563,813	Bankruptcy recovery	Credit/Structure-specific recovery	20% - 25% (21%)

The significant unobservable inputs used in the fair value measurement technique for bankruptcy recovery are based on recovery analysis that is specific to the security being valued, including the level of subordination and structural features of the security, and the current status of any bankruptcy or liquidation proceedings. Observable market trades in bankruptcy claims are utilized by management, when available, to assess the appropriateness of valuations, although the frequency of trading depends on the specific credit and seniority of the claim. Expected recoveries in bankruptcy by security type and industry do not tend to deviate much from historical recovery rates, which are very low (sometimes zero) for preferred securities and more moderate for senior debt. Significant changes in these inputs would result in a significantly higher or lower fair value measurement.

Investments in the category “Preferred Securities—Financial Services” are subordinated interests in trusts whose assets consist of secured 1st or 2nd lien senior bank loans with floating-rate (adjustable) coupons. The trust assets are valued by the trustee on a monthly basis utilizing third-party pricing services, and the liabilities are reported at face value. Management utilizes third-party bank loan index data and market spread data to assess the appropriateness of valuations provided by the trustee and to adjust valuations for intra-month valuation purposes. The Fund’s investments are residual claims on the net assets of each trust, respectively. The significant unobservable input used in the fair value technique is a discount for marketability of the investments. Significant increases or decreases in this input would result in a significantly higher or lower fair value measurement.

[This page intentionally left blank]

[This page intentionally left blank]

Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale

Morgan Gust

Karen H. Hogan

Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated

e-mail: flaherty@pfdincome.com

Servicing Agent

Guggenheim Funds Distributors, LLC

1-866-233-4001

Questions concerning your shares of Flaherty & Crumrine/Claymore Preferred Securities Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon Investment Servicing

P.O. Box 358035

Pittsburgh, PA 15252-8035

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Quarterly Report

August 31, 2012

www.fcclaymore.com

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date	10/24/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer (principal executive officer)

Date	10/24/12

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President (principal financial officer)

Date	10/24/12

*	Print the name and title of each signing officer under his or her signature.